SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 3, 2001



                      THE YORK WATER COMPANY
      (Exact name of Registrant as specified in its Charter)



Pennsylvania                       0-690               23-1242500
(State or other jurisdiction   (Commission       (I.R.S. Employer
 of incorporation)             File Number)   Identification No.)



130 East Market Street, York, Pennsylvania                  17401
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number including Area Code    717-845-3601




  (Former name or former address, if changed since last report.)



                      THE YORK WATER COMPANY
                             FORM 8-K


ITEM 5.  OTHER EVENTS


         YORK WATER COMPANY HAS SUCCESSFUL STOCK SUBSCRIPTION


     York, Pennsylvania, October 3, 2001:  The York Water
Company's (Nasdaq: YORW) President, William T. Morris, announced that the Company's recent stock subscription for shareholders was successful.

     The subscription raised additional equity capital of $1,816,246.47 by selling 76,927 shares. The funds will be used to retire short-term debt and to finance a portion of current construction projects.

     The Company offered to its shareholders of record on July 23, 2001, non-transferable subscription rights to purchase up to an aggregate of 120,000 shares of common stock. Shareholders were granted one subscription right for each 25 shares of common stock held of record as of June 30, 2001.




                            SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      The York Water Company
                                            (Registrant)


Dated:  October 3, 2001           By:
                                     (Jeffrey S. Osman)
                                      Vice President-Finance